May 1, 2025 (Amended December 31, 2025)
Boston Trust Walden Balanced Fund (WSBFX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can obtain the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.bostontrustwalden.com/investment-services/mutual-funds/. You also can obtain this information at no cost by calling 1-800-282-8782 x7050, sending an email request to mutualfunds@bostontrustwalden.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Boston Trust Walden Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds, and money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Boston Trust Walden Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.95%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period, and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 3.30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of stocks, bonds, and money market instruments, with at least 25% of the Fund’s assets invested in each of the following categories: (i) fixed income securities, such as U.S. government and agency securities, corporate bonds, money market funds, and cash and (ii) domestic and foreign equity securities, such as common stock. The Fund may invest in companies of any size, but generally focuses on large capitalization companies. The portion of the Fund invested in equity and fixed income securities will vary based on Boston Trust Walden Inc.’s (the “Adviser”) assessment of the economic and market outlook and the relative attractiveness of stocks, bonds, and money market instruments. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Fund will purchase fixed income securities that are primarily rated investment grade. The Fund may invest up to 25% of its assets in foreign equity and fixed income securities.

ESG Integration: As part of the investment decision-making process for the Fund, the Adviser evaluates how financially material environmental, social, and governance (ESG) risks and opportunities may affect a company’s revenues, expenses, assets, liabilities, and overall risk. The consideration of ESG risks and opportunities in investment decision-making is referred to as “ESG integration.” The Adviser considers “financial materiality” as it is understood in Generally Accepted Accounting Principles — information that would influence the judgment of an informed investor. The integration of ESG risks and opportunities is often a subjective exercise and may differ depending upon the characteristics of the asset class. The Adviser focuses active ownership efforts in three areas: climate risk, equality, and governance, seeking to ensure companies held across investment strategies are appropriately managing material and significant risks and opportunities. Active ownership activities include proxy voting, company engagement, shareholder resolutions, and public policy advocacy.

ESG Screening: While the Adviser integrates ESG risks and opportunities into its investment decision-making, the Fund is also subject to ESG screening criteria. ESG screening criteria requires the Adviser to exclude companies with significant exposure to specific products or services: alcohol production; coal mining; factory farming operations; gambling; handguns; nuclear power fuel cycle; prison operations; tobacco manufacturing; and weapons systems. The Adviser assesses

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May 1, 2025 (Amended December 31, 2025)
Boston Trust Walden Balanced Fund (WSBFX)	Fund Summary

the company’s revenue dependence on these specific products/services, market share (e.g., if a company is a market leader in the product despite it representing a relatively small share of the company’s total revenue), and magnitude of involvement (e.g., the company produces a minor electronic component for a weapons system). The Adviser also exercises its full discretion in evaluating the overall performance of each company. The Adviser considers: performance over time (relative to peers and established goals); accountability and disclosure; and responsiveness to stakeholders, among other factors. The Fund’s screening criteria is measured at one or more points in time and is dependent upon information that may be incomplete, inaccurate, unavailable, or estimated. The information is sourced from a variety of public and private resources believed to be accurate, but the Adviser may not independently verify such data. This screening criteria is subject to change over time at the Adviser’s discretion. For each potential investment, the Adviser seeks to understand the company’s business model and evaluates overall performance in four broad categories: corporate governance, human capital management, environmental impacts, and community impacts. The Fund may avoid companies it judges to have substandard performance in one or more of these areas.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust Walden Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small and Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Interest Rate Risk: The value of the Fund’s fixed income securities may fluctuate in response to changes in prevailing interest rates. Generally, when interest rates rise or fluctuate, the value of fixed income securities declines, which may lead to increased volatility and potential loss of value. Securities with greater interest rate sensitivity and longer maturities typically offer higher yields but are also more susceptible to price fluctuations due to changes in interest rates.

Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund’s portfolio.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments, the imposition of economic sanctions, and differing auditing and legal standards. The departure of a country from the European Union or other economic or trading bloc could have significant political financial consequences for global markets.

Government Risk: The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund do not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Management Risk: The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Integration Risk: The Adviser’s integration of ESG risks and opportunities may cause the Fund to perform differently from a fund that uses a different methodology. ESG integration may cause the Fund to forego or differently evaluate investment opportunities than a fund that uses a different investment research methodology.

Active Ownership Risk: The Adviser votes proxies in a manner it believes is consistent with the Fund’s long-term investment focus. Such votes may not always be consistent with maximizing short-term performance of the issuer.

ESG Screening Criteria Risk: The Fund’s ESG screening criteria may influence the Fund’s exposure to certain companies, sectors, and/or industries, which may adversely affect the Fund’s performance depending on how such companies, sectors, and/or industries are performing relative to the market. In addition, the Fund may gain indirect exposure to businesses or activities inconsistent with the Fund’s ESG-related criteria in a variety of ways, including one company’s investments, joint ventures, etc. The Fund’s ESG screening criteria may result in the Fund forgoing opportunities to buy certain companies when it might otherwise be advantageous to do so, or selling companies for ESG reasons when it might be otherwise disadvantageous to do so. The appropriateness of the investments is solely the judgement of the Adviser, and may change over time, and may differ from publicly available views of rating agencies, other investment advisers, and may also differ from privately held views including those of shareholders. Such judgments may be based on information

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May 1, 2025 (Amended December 31, 2025)
Boston Trust Walden Balanced Fund (WSBFX)	Fund Summary

that could be incomplete, inaccurate, or unavailable, which may adversely affect the ESG analysis. There may be differences in interpretation regarding application of the Adviser’s ESG screens.

Issuer Cybersecurity Risk: Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers, and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty, or other market participant.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance and supplemental indices. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bostontrustwalden.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
2Q2020	1Q2020
10.16%	(14.16)%

For the period January 1, 2025 through March 31, 2025, the aggregate (non-annualized) total return for the Fund was -1.66%.

Average Annual Total Returns (as of December 31, 2024)	1 Year	5 Years	10 Years	Since Inception (6/18/99)
Boston Trust Walden Balanced Fund
Before Taxes	6.88%	6.00%	7.34%	5.92%
After Taxes on Distributions	5.70%	4.90%	6.39%	5.25%
After Taxes on Distributions and Sale of Fund Shares	4.86%	4.61%	5.78%	4.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	7.94%
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.18%	-0.21%	1.50%	3.98%
Bloomberg U.S. Treasury Bellwethers: 3 Month (reflects no deduction for fees, expenses or taxes)	5.29%	2.51%	1.80%	2.01%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	Sean A. Cameron, CFA, Since 2021
Co-Portfolio Managers:	Tchintcia S. Barros, CFA, Since 2021
Stephen J. Amyouny, CFA, Since 2021
Nathaniel J. Riley, CFA, Since 2025

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

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May 1, 2025 (Amended December 31, 2025)
Boston Trust Walden Balanced Fund (WSBFX)	Fund Summary

To Place Orders:
Boston Trust Walden Funds
P.O. Box 182198
Columbus, OH 43218-2198

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust Walden Funds, P.O. Box 182198, Columbus, OH 43218-2198), by telephone (1-888-248-1954), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest – Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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